CXHE 2004-1

Total Pool Strats

Collateral Summary Report

1. State

State	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
Arizona	146	$16,875,939.41	1.88%	598	81.39%
Arkansas	50	3,883,993.42	0.43	598	79.82
California	881	170,870,009.31	18.99	609	77.44
Colorado	115	18,036,528.94	2.00	594	80.86
Connecticut	102	18,787,590.02	2.09	600	78.44
Delaware	40	4,807,154.92	0.53	586	79.31
Florida	498	59,057,562.39	6.56	598	80.13
Georgia	221	24,441,699.47	2.72	601	80.85
Idaho	42	3,797,979.61	0.42	582	85.35
Illinois	104	9,710,841.94	1.08	596	82.07
Indiana	234	21,132,841.97	2.35	590	84.73
Iowa	71	5,855,612.46	0.65	607	81.74
Kansas	39	3,648,589.06	0.41	585	83.24
Kentucky	99	8,520,017.83	0.95	591	83.96
Louisiana	208	17,834,117.61	1.98	591	80.85
Maine	49	5,381,993.47	0.60	600	76.37
Maryland	166	27,089,143.46	3.01	591	81.93
Massachusetts	137	24,240,935.48	2.69	599	75.06
Michigan	188	18,706,078.86	2.08	583	81.19
Minnesota	51	7,045,594.42	0.78	597	81.33
Mississippi	68	4,864,110.12	0.54	622	81.38
Missouri	143	12,299,502.39	1.37	598	81.76
Montana	24	1,992,227.41	0.22	601	77.83
Nebraska	31	2,651,945.25	0.29	601	81.37
Nevada	95	14,030,092.81	1.56	598	82.43
New Hampshire	52	8,000,319.36	0.89	604	77.78
New Jersey	162	24,189,978.94	2.69	601	76.76
New Mexico	83	8,287,160.18	0.92	603	79.84
New York	255	32,982,858.87	3.67	596	74.63
North Carolina	247	26,131,412.35	2.90	594	81.87
North Dakota	3	313,537.79	0.03	648	85.26

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

Ohio	350	36,729,023.76	4.08	591	84.27
Oklahoma	86	6,524,665.99	0.73	600	79.81
Oregon	47	6,517,654.48	0.72	604	83.03
Pennsylvania	345	36,148,607.25	4.02	592	80.07
Rhode Island	27	3,017,643.80	0.34	588	73.17
South Carolina	80	8,677,029.94	0.96	576	80.42
South Dakota	6	592,440.02	0.07	619	86.14
Tennessee	231	21,605,965.02	2.40	597	82.77
Texas	1,125	93,291,493.87	10.37	605	75.00
Utah	44	5,947,905.43	0.66	593	81.22
Vermont	10	957,425.83	0.11	613	79.71
Virginia	189	24,665,637.86	2.74	589	79.37
Washington	218	32,364,866.01	3.60	600	80.90
West Virginia	55	4,927,429.84	0.55	575	82.48
Wisconsin	113	11,100,228.36	1.23	593	80.72
Wyoming	12	1,157,517.11	0.13	589	82.12
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

2. Range of Original Combined Loan-to-Value Ratios (%)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
5.01 - 10.00	2	$108,478.35	0.01%	606	9.12%
10.01 - 15.00	8	442,654.75	0.05	606	11.44
15.01 - 20.00	20	1,198,098.02	0.13	602	16.95
20.01 - 25.00	26	1,470,420.51	0.16	626	22.65
25.01 - 30.00	36	2,424,079.85	0.27	609	27.91
30.01 - 35.00	53	3,444,545.61	0.38	624	32.45
35.01 - 40.00	72	5,698,797.37	0.63	604	38.16
40.01 - 45.00	97	7,592,993.13	0.84	594	42.91
45.01 - 50.00	147	12,078,960.10	1.34	597	47.84
50.01 - 55.00	144	13,384,812.41	1.49	601	52.72
55.01 - 60.00	224	22,311,025.21	2.48	598	57.82
60.01 - 65.00	294	32,807,957.89	3.65	600	63.10
65.01 - 70.00	455	47,952,368.94	5.33	602	68.22
70.01 - 75.00	726	83,602,511.32	9.29	591	73.24
75.01 - 80.00	1,657	202,550,875.78	22.51	608	78.98
80.01 - 85.00	1,008	131,559,504.68	14.62	594	82.72
85.01 - 90.00	1,828	237,888,312.67	26.44	597	88.64
90.01 - 95.00	577	86,242,598.08	9.59	590	91.49
95.01 - 100.00	168	6,933,909.42	0.77	640	99.78
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Low: 8.82%
High: 100.00%
WA OCLTV: 79.32%

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

3. Range of Mortgage Rates (%)

Range of Mortgage Rates (%)	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
4.001 - 4.500	5	$961,916.00	0.11%	625	85.87%
4.501 - 5.000	111	22,801,885.43	2.53	638	80.48
5.001 - 5.500	377	67,995,084.07	7.56	640	78.18
5.501 - 6.000	786	128,858,959.62	14.32	625	78.85
6.001 - 6.500	781	115,495,294.62	12.84	615	79.45
6.501 - 7.000	1,172	159,825,977.05	17.76	601	80.35
7.001 - 7.500	776	92,180,006.07	10.25	591	81.71
7.501 - 8.000	968	106,138,069.65	11.80	583	80.74
8.001 - 8.500	514	51,749,824.68	5.75	575	79.61
8.501 - 9.000	642	56,327,431.15	6.26	569	78.05
9.001 - 9.500	347	25,230,877.68	2.80	562	77.43
9.501 - 10.000	433	33,745,887.15	3.75	560	76.44
10.001 - 10.500	162	10,548,307.69	1.17	560	75.97
10.501 - 11.000	223	14,530,966.57	1.62	552	72.14
11.001 - 11.500	94	5,493,727.63	0.61	552	71.38
11.501 - 12.000	89	4,630,374.97	0.51	556	72.96
12.001 - 12.500	43	2,322,464.48	0.26	553	69.76
12.501 - 13.000	17	798,248.90	0.09	554	72.39
13.501 - 14.000	1	28,900.00	0.00	577	74.97
14.001 - 14.500	1	28,700.68	0.00	534	85.00
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Low: 4.500%
High: 14.500%
WA: 7.216%

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

4. Range of Gross Margins (%) (ARMs)

Range of Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
1.001 - 1.500	1	$125,269.94	0.02%	595	95.09%
2.001 - 2.500	15	1,910,963.04	0.31	619	75.93
4.501 - 5.000	12	2,282,414.42	0.37	623	80.46
5.001 - 5.500	188	36,158,822.65	5.87	636	80.90
5.501 - 6.000	328	57,892,340.46	9.41	623	79.76
6.001 - 6.500	540	97,439,884.69	15.83	612	81.62
6.501 - 7.000	524	80,709,505.14	13.11	596	81.85
7.001 - 7.500	691	100,724,342.82	16.36	586	82.71
7.501 - 8.000	519	67,637,337.90	10.99	580	83.15
8.001 - 8.500	459	55,153,353.53	8.96	565	82.02
8.501 - 9.000	341	37,535,791.36	6.10	561	80.41
9.001 - 9.500	303	30,961,764.02	5.03	556	78.00
9.501 - 10.000	166	15,576,936.52	2.53	544	77.51
10.001 - 10.500	164	15,987,428.16	2.60	545	75.29
10.501 - 11.000	83	7,118,088.86	1.16	554	73.75
11.001 - 11.500	81	6,297,650.30	1.02	539	71.57
11.501 - 12.000	22	1,679,281.98	0.27	539	73.80
12.001 - 12.500	4	341,982.07	0.06	553	79.66
Total:	4,441	$615,533,157.86	100.00%	589	81.05%

Low: 1.500
High: 12.200
WA: 7.353

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

5. Range of Maximum Mortgage Rates (%) (ARMs)

Range of Maximum Mortgage Rates (%)	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
11.001 - 11.500	8	$1,319,310.86	0.21%	624	81.78%
11.501 - 12.000	115	23,426,922.97	3.81	637	80.20
12.001 - 12.500	271	49,400,458.37	8.03	629	79.62
12.501 - 13.000	498	87,672,690.24	14.24	612	81.42
13.001 - 13.500	483	78,772,663.97	12.80	603	81.96
13.501 - 14.000	724	109,911,011.55	17.86	590	81.99
14.001 - 14.500	494	66,024,661.21	10.73	581	83.58
14.501 - 15.000	595	73,236,421.97	11.90	572	82.33
15.001 - 15.500	303	34,874,633.34	5.67	561	81.09
15.501 - 16.000	358	35,879,818.93	5.83	558	78.76
16.001 - 16.500	159	15,751,831.81	2.56	549	77.00
16.501 - 17.000	225	22,318,809.52	3.63	547	76.64
17.001 - 17.500	75	6,661,809.25	1.08	549	75.16
17.501 - 18.000	93	7,298,013.39	1.19	542	71.00
18.001 - 18.500	30	2,249,889.45	0.37	529	73.43
18.501 - 19.000	10	734,211.03	0.12	556	77.30
Total:	4,441	$615,533,157.86	100.00%	589	81.05%

Low: 11.250
High: 18.950
WA: 14.091

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

6. Next Interest Rate Adjustment Date (ARMs)

Next Interest Rate Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
2004-08	1	$93,702.21	0.02%	541	90.00%
2004-09	16	2,534,398.16	0.41	586	80.11
2004-10	13	1,870,941.01	0.30	567	71.65
2004-11	13	1,791,934.13	0.29	554	80.44
2005-02	1	70,708.37	0.01	545	90.00
2005-06	5	446,199.65	0.07	534	76.87
2005-07	3	198,617.78	0.03	549	77.88
2005-08	11	972,117.06	0.16	570	84.04
2005-09	5	680,655.49	0.11	588	80.26
2005-10	6	565,927.61	0.09	566	87.51
2005-11	36	4,568,563.04	0.74	582	77.89
2005-12	58	6,797,133.67	1.10	564	80.69
2006-01	19	2,164,112.61	0.35	576	81.23
2006-02	143	19,636,488.05	3.19	615	82.33
2006-03	1,171	157,855,916.44	25.65	586	80.22
2006-04	1,325	184,441,667.53	29.96	588	81.12
2006-05	916	129,790,984.24	21.09	589	81.28
2006-06	1	89,729.73	0.01	595	80.00
2006-08	2	157,424.41	0.03	524	85.80
2006-09	1	145,036.19	0.02	587	90.00
2006-11	9	1,047,344.22	0.17	571	81.18
2006-12	11	1,482,348.82	0.24	584	86.61
2007-01	10	1,593,720.32	0.26	624	78.67
2007-02	24	4,127,831.28	0.67	628	81.17
2007-03	192	27,038,511.52	4.39	587	81.83
2007-04	281	39,972,526.50	6.49	598	82.35
2007-05	153	23,487,654.78	3.82	599	82.30
2008-08	1	86,175.45	0.01	527	69.38
2008-11	1	61,970.44	0.01	769	85.00
2008-12	1	126,102.37	0.02	609	80.00

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

2009-01	3	370,177.45	0.06	636	72.16
2009-02	6	922,906.82	0.15	627	82.93
2009-03	2	154,630.51	0.03	611	83.98
2009-04	1	189,000.00	0.03	550	39.79
Total:	4,441	$615,533,157.86	100.00%	589	81.05%

7. Range of Loan Balances ($)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
1 - 5,000	8	$39,474.13	0.00%	623	100.00%
5,001 - 10,000	56	407,078.80	0.05	636	99.55
10,001 - 15,000	19	236,744.58	0.03	625	99.64
15,001 - 20,000	11	187,221.62	0.02	600	100.00
20,001 - 25,000	29	705,916.34	0.08	612	84.65
25,001 - 30,000	33	930,693.92	0.10	597	83.26
30,001 - 35,000	206	7,164,661.26	0.80	589	61.08
35,001 - 40,000	172	6,561,272.83	0.73	592	70.08
40,001 - 45,000	150	6,430,339.89	0.71	590	74.05
45,001 - 50,000	369	18,166,553.31	2.02	601	64.26
50,001 - 55,000	379	19,907,585.29	2.21	600	75.27
55,001 - 60,000	381	22,048,303.49	2.45	599	73.85
60,001 - 65,000	342	21,484,291.21	2.39	595	77.41
65,001 - 70,000	342	23,208,988.00	2.58	593	76.15
70,001 - 75,000	289	20,979,550.89	2.33	595	76.55
75,001 - 80,000	320	24,922,876.79	2.77	599	77.54
80,001 - 85,000	262	21,672,633.79	2.41	598	79.82
85,001 - 90,000	244	21,425,108.80	2.38	595	77.25
90,001 - 95,000	219	20,293,356.31	2.26	599	79.85
95,001 - 100,000	212	20,763,649.19	2.31	595	78.56
100,001 - 105,000	211	21,645,435.24	2.41	597	80.33
105,001 - 110,000	204	21,978,808.29	2.44	596	79.74
110,001 - 115,000	190	21,371,884.50	2.38	593	80.99
115,001 - 120,000	177	20,824,710.34	2.31	598	80.25

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

120,001 - 125,000	138	16,930,573.30	1.88	597	80.68
125,001 - 130,000	155	19,774,004.08	2.20	594	80.82
130,001 - 135,000	128	16,990,449.45	1.89	595	80.40
135,001 - 140,000	153	21,051,145.40	2.34	595	79.81
140,001 - 145,000	131	18,687,174.32	2.08	599	82.99
145,001 - 150,000	114	16,868,959.68	1.87	605	79.37
150,001 - 200,000	851	146,663,843.54	16.30	596	80.47
200,001 - 250,000	469	105,311,184.79	11.71	598	81.11
250,001 - 300,000	257	70,468,094.18	7.83	602	80.87
300,001 - 350,000	167	53,926,089.52	5.99	604	81.74
350,001 - 400,000	70	26,243,749.80	2.92	618	81.40
400,001 - 450,000	25	10,580,594.73	1.18	609	84.35
450,001 - 500,000	24	11,441,774.45	1.27	613	82.33
500,001 - 550,000	10	5,272,052.91	0.59	582	77.17
550,001 - 600,000	9	5,130,737.20	0.57	615	75.27
600,001 - 650,000	5	3,146,308.89	0.35	640	83.30
650,001 - 700,000	4	2,716,742.91	0.30	573	74.78
700,001 - 750,000	6	4,372,739.13	0.49	603	75.14
750,001 - 800,000	1	759,547.00	0.08	651	90.00
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Low: 4,522.00
High: 759,547.00
Avg Balance: 119,291.02

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

8. Property Type

Property Type	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
Single Family	6,488	$752,526,815.38	83.64%	598	79.14%
PUD	562	91,582,540.42	10.18	603	81.73
Condominium	218	28,007,717.42	3.11	610	78.39
Townhouse	114	12,891,904.43	1.43	600	80.70
Manufactured Housing	122	10,191,345.37	1.13	605	75.03
Two- to Four-Family	38	4,492,581.07	0.50	643	73.25
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

9. Range of Original Terms to Maturity (months)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
1 - 60	4	$279,439.12	0.03%	613	59.14%
61 - 120	105	5,908,701.49	0.66	637	64.84
121 - 180	510	35,756,356.89	3.97	619	72.24
181 - 240	485	30,908,146.81	3.44	618	75.42
241 - 300	44	4,231,664.06	0.47	634	71.52
301 - 360	6,394	822,608,595.72	91.43	597	79.93
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Low: 60
High: 360
WA OTERM: 347

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

10. Range of Remaining Terms to Maturity (months)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
1 - 60	4	$279,439.12	0.03%	613	59.14%
61 - 120	107	5,996,050.92	0.67	636	64.47
121 - 180	512	35,886,121.35	3.99	619	72.24
181 - 240	481	30,691,032.92	3.41	618	75.54
241 - 300	44	4,231,664.06	0.47	634	71.52
301 - 360	6,394	822,608,595.72	91.43	597	79.93
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Low: 55
High: 360
WA: 346

11. Range of Seasoning (months)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
0	2,797	$337,567,720.49	37.52%	602	79.30%
1 - 12	4,739	561,824,219.51	62.45	597	79.34
13 - 24	5	272,263.41	0.03	544	79.97
25 - 36	1	28,700.68	0.00	534	85.00
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Low: 0
High: 28
WA: 1

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

12. Occupancy Status

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
Primary Home	7,376	$885,044,471.87	98.37%	599	79.48%
Investment Property	103	8,116,884.02	0.90	617	70.85
Second Home	63	6,531,548.20	0.73	608	68.81
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

13. Lien Position

Lien Position	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
First Lien	6,987	$875,737,765.33	97.34%	599	79.36%
Second Lien	555	23,955,138.76	2.66	604	77.89
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

14. Documentation

Documentation	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
Full Documentation	6,564	$764,051,025.55	84.92%	599	80.60%
Stated Documentation	705	95,822,717.71	10.65	601	70.66
Limited Documentation	273	39,819,160.83	4.43	592	75.64
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

15. Credit Grade

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
A+	915	$118,598,201.18	13.18%	658	75.67%
A-1	3,162	399,686,770.35	44.42	618	81.02
A-2	2,269	262,746,518.57	29.20	566	81.13
B	367	37,745,819.09	4.20	561	76.31
C-1	563	53,714,038.22	5.97	539	73.44
C-2	222	23,394,174.38	2.60	544	69.32
D	44	3,807,382.30	0.42	536	64.38
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

16. Range of Original Credit Scores

Range of Original Credit Scores	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
Not Available	6	$874,367.33	0.10%	0	73.89%
451 - 475	3	464,691.25	0.05	465	76.45
476 - 500	34	3,697,567.09	0.41	495	74.15
501 - 525	476	48,042,634.96	5.34	515	74.09
526 - 550	1,209	140,860,589.43	15.66	537	80.60
551 - 575	1,126	135,504,360.04	15.06	563	79.86
576 - 600	1,265	154,762,214.18	17.20	588	80.04
601 - 625	1,209	148,503,972.54	16.51	612	79.98
626 - 650	963	118,443,219.99	13.16	638	79.62
651 - 675	630	76,056,847.46	8.45	662	78.53
676 - 700	300	33,747,320.91	3.75	687	77.65
701 - 725	153	18,524,335.03	2.06	711	77.92
726 - 750	86	10,687,090.90	1.19	736	76.08
751 - 775	49	5,656,333.11	0.63	764	75.90
776 - 800	30	3,676,209.87	0.41	788	74.01
801 - 825	3	191,150.00	0.02	819	62.53
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Low (non-zero): 451
High: 825
WA Fico: 599

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Total Pool Strats

Collateral Summary Report

17. Product Type

Product Type	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
2/28 ARM	3,698	$508,192,321.68	56.49%	588	80.90%
Fixed Rate	3,082	283,004,912.88	31.46	620	75.51
3/27 ARM	686	99,232,599.84	11.03	596	82.13
6 Month ARM	42	6,197,273.30	0.69	571	77.65
Fixed Rate Balloon	19	1,154,833.35	0.13	622	90.63
5/25 ARM	15	1,910,963.04	0.21	619	75.93
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

18. Prepayment Penalty

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
Prepayment Penalty	4,530	$577,324,264.60	64.17%	597	80.07%
No Prepayment Penalty	3,012	322,368,639.49	35.83	602	77.99
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

19. Loan Purpose

Loan Purpose	Number of Home Equity Loans	Statistical Calculation Date of Loan Balance	% of Statistical Calculation Date of Loan Balance	Wtd Avg Credit Score	Wtd Avg Original Combined LTV
Cash Out Refinance	5,217	$586,973,111.51	65.24%	596	77.22%
Rate/Term Refinance	1,552	214,759,946.86	23.87	598	82.34
Purchase	773	97,959,845.72	10.89	616	85.33
Total:	7,542	$899,692,904.09	100.00%	599	79.32%

Banc of America Securities

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